EARNINGS PER SHARE	6 Months Ended
Jun. 30, 2012
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]

12.    EARNINGS PER SHARE

The computation of basic earnings per share (EPS) is based upon the weighted-average of our ordinary shares outstanding. The computation of diluted EPS is based upon the weighted-average number of our ordinary shares and the dilutive potential ordinary shares outstanding. Dilutive potential ordinary shares outstanding refers to the impact of ordinary equivalent shares resulting from the assumed exercise of stock option and warrants (collectively “dilutive securities”) under the treasury stock method.

The computation for basic and diluted EPS was as follows (in thousands, except per share data):

	Three months ended June 30,		Six months ended June 30,
	2011	2012	2011	2012
Income/(Loss) (Numerator):
Net income/(loss) for basic and diluted EPS	€973	819	€2,674	(89)

Shares (Denominator):
Weighted-average shares for basic EPS	14,966,317	15,018,345	14,961,428	15,004,081
Effect of dilutive securities	760,760	658,608	701,173	-
Weighted-average shares for diluted EPS	15,727,077	15,676,953	15,662,601	15,004,081

Basic EPS	0.07	0.05	0.18	(0.01)
Diluted EPS	0.06	0.05	0.17	-

For the three and six months ended June 30, 2012, there were employee stock options, calculated on a weighted average basis, to purchase 334,000 and 1,014,000 shares, respectively, of our common stock with exercise prices greater than the average market prices of our common stock for these periods, which are not included in the computation of diluted EPS as their impact would have been anti-dilutive.

For the three and six months ended June 30, 2012 and June 30, 2011, warrants were not included in the computation of diluted EPS as the outstanding warrants expired on April 28, 2011.